Description of Business, History and Summary of Significant Policies: Prepaid Expenses (Policies)	12 Months Ended
Jun. 30, 2013
Policies
Prepaid Expenses

Prepaid Expenses

On January 31, 2012, the Company issued 5,000,000 shares of its common stock valued at $800,000 under a 6 months consulting agreement. The Company amortized the value of the shares over the term of the contract leaving a balance of $0 and $139,891as prepaid expense as of June 30, 2013 and 2012, respectively.

On April 1, 2013 the Company entered into a lease agreement for a term of twelve months. The Company paid $22,800 initially toward the agreement and that amount is being amortized over the term of the lease leaving a balance of $17,100 as prepaid expense as of June 30, 2013.